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Supplement to the currently effective State of Additional Information and all currently effective Supplements thereto for the Scudder Global Biotechnology
Fund:

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The following replaces the "Advisor and Sub-Advisor" sub-section of the "What Do
Shares Cost?" section.

         ICCC is the investment advisor. ICCC also serves as investment advisor to other funds in the Scudder Investments family of funds. The Advisor is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $850 billion and 82,000 employees as of December 2002, Deutsche Bank AG is one of the world's largest universal banks. It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Fund.

         Effective September 1, 2003, Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the former sub-advisor, is the Fund's sub-advisor. DeAMi is an indirect, wholly owned subsidiary of Deutsche Bank AG. The portfolio managers for the Fund are also portfolio managers for DWS Investment GmbH, Frankfurt. Prior to September 1, 2003, DWS International Portfolio Management GmbH ("DWS International") was the Fund's sub-advisor. The Corporation's Board approved replacing DWS International with DeAMi as the Fund's sub-advisor at a Board meeting held August 21, 2003.

         Until recently, the Glass-Steagall Act and other applicable laws generally prohibited banks (including foreign banks having US operations, such as Deutsche Bank) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System interpreted these laws as prohibiting a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof from sponsoring, organizing, or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation, but not prohibiting a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. Recent changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, and future judicial and administrative decisions and interpretations of the changes to federal statutes and regulations, will repeal most, if not all, of these prohibitions over the next year, when the changes take effect.

         Under the Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund.

ICCC has delegated this responsibility to DeAMi, provided that ICCC continues to supervise the performance of DeAMi and report thereon to the Corporation's Board of Directors. Any investment program undertaken by ICCC or DeAMi will at all times be subject to policies and control of the Corporation's Board of Directors. Neither ICCC nor DeAMi shall be liable to the Fund or its shareholders for any act or omission by ICCC or DeAMi or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and DeAMi to the Fund are not exclusive and ICCC and DeAMi are free to render similar services to others.

         As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, which is computed daily and paid monthly, equal to a percentage of the average daily net assets of the Fund as follows:

                            Global Biotechnology Fund
                            -------------------------

         Average Daily Net Assets                                      Fee
         ------------------------                                      ---

         First $250 million                                            0.85%
         Next $250 million                                             0.80%
         Portion exceeding $500 million                                0.75%

         ICCC, in its capacity as Advisor and Administrator, has contractually agreed through December 31, 2003 to reduce its annual fee, if necessary, or to make payments to the Fund to the extent that its annual expenses exceed 1.50% of the Class A Shares' average daily net assets, 2.25% of the Class B Shares' average daily net assets and 2.25% of the Class C Shares' average daily net assets.

         As compensation for its services to the Fund, DeAMi is entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets. This fee is computed daily and paid monthly, equal to 0.50% of the average daily net assets of the Fund. This fee is the same fee that DWS International received for its services as sub-advisor. From time to time, DeAMi may voluntarily waive a portion of its sub-advisory fees. For the fiscal year ended August 31, 2002, the advisory fees for the Fund amounted to $43,196, all of which was waived. In addition, under the agreement, the Advisor reimbursed additional expenses of $142,377 for the fiscal year ending August 31, 2002. For the fiscal year ended August 31, 2002, DWS International's sub-advisory fees aggregated $12,684. For the period March 30, 2001 (the Fund's inception) through August 31, 2001, the advisory fees for the Fund amounted to $20,036 and ICCC paid DWS International sub-advisory fees of $11,815.

         The Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Corporation's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICCC may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940
Act). The Sub-Advisory Agreement has similar termination provisions.

All references to DWS is replaced by sub-advisor in the "Code of Ethics" and "Brokerage Transactions" sub-sections of the "Tax Information" section.






               Please Retain This Supplement for Future Reference



September 2, 2003